               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    SEQUA CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Logo]

                               SEQUA CORPORATION
                           PROXY STATEMENT SUPPLEMENT
                              DATED APRIL 21, 1999

     This Supplement amends and supplements the Proxy Statement dated March 25, 1999 (the 'Proxy Statement') relating to the annual meeting of stockholders of Sequa Corporation (the 'Company') to be held on Thursday, May 6, 1999. This Supplement and the enclosed proxy card(s) are first being mailed to stockholders on or about April 21, 1999. Stockholders may obtain additional copies of the Proxy Statement, this Supplement and the new form of proxy card, free of charge by calling Corporate Investor Communications, Inc. at 1-201-896-1900 or 1-877-460-2561. Capitalized terms not otherwise defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement.

                            SUPPLEMENTAL INFORMATION

     As more fully described on pages 17 to 19 of the Proxy Statement in the section entitled, 'Proposed Amendment to Restated Certificate of Incorporation to Increase the Authorized Number of Shares', the Board of Directors has determined that it is in the best interests of the Company's stockholders to increase the number of authorized shares of Class A Common Stock and Class B Common Stock and is seeking the approval of the Company's stockholders to amend the Company's Certificate of Incorporation in order to implement such change (the 'Proposal'). The Board of Directors believes that the proposed increase in the number of authorized shares of Class A Common Stock and Class B Common Stock will benefit the Company by improving its flexibility in responding to future business needs and opportunities. The additional authorized shares could be used for possible future acquisitions, financings, stock dividends and other proper corporate purposes. The Proxy Statement incorrectly stated that the affirmative vote of holders of shares of stock representing a majority of the combined voting power of all eligible classes of stock present or represented at the meeting is necessary for the adoption of the Proposal and that broker non-votes would have no effect on the vote.

     The correct vote required to approve the Proposal is the affirmative vote of holders of the Class A Common Stock, the Class B Common Stock and the $5.00 Cumulative Convertible Preferred Stock representing a majority of the combined voting power of all outstanding shares of the Class A Common Stock, the Class B Common Stock and the $5.00 Cumulative Convertible Preferred Stock voting together, including:

          (a) the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock voting separately as a class, and

          (b) the affirmative vote of holders of a majority of the outstanding shares of Class B Common Stock voting separately as a class.

In each case with respect to this Proposal, broker non-votes and abstentions will be the equivalent of a vote against the Proposal. Each share of Class A Common Stock and of $5.00 Cumulative Convertible Preferred Stock has one vote per share and each share of Class B Common Stock has 10 votes per share.

     Each of the votes specified above is required for the approval of the Proposal. For example, if the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock voting separately as a class were not obtained, then this Proposal would not be approved by the required vote of the stockholders of the Company and the Certificate of Incorporation would not be amended.

     The statements on pages 1 and 2 of the Proxy Statement regarding the voting rights of the Class A Common Stock, the Class B Common Stock and the $5.00 Cumulative Convertible Preferred Stock, the vote required for the approval of matters and the effect of broker non-votes are erroneous with respect to the Proposal, but correct with respect to the election of directors and the ratification of the Company's auditors.

                               CERTAIN LITIGATION

     On April 8, 1999, Robert Berge and Lorraine Brotman (the 'Plaintiffs') filed a purported class action on behalf of all the Company's Class A common stockholders against the Company and its directors in the Court of Chancery of the State of Delaware, in and for New Castle County, styled Berge, et al. v. Sequa Corp., et al., C.A. No. 17101, and moved for injunctive relief. The Plaintiffs alleged that the vote for approval of the Proposal stated in the original Proxy Statement would violate the contractual and statutory rights of the holders of the Company's Class A common stock and all its other stockholders and that the Company's original Proxy Statement for the annual meeting contained inaccurate disclosures as to the stockholder voting requirements for the Proposal. The Company believes that these claims are now moot.

                                 NEW PROXY CARD

     A new proxy card is enclosed in order to provide for the required separate class votes on the Proposal, in addition to the combined vote of all the eligible classes of stock on the Proposal. There are separate proxy cards enclosed for each class of stock you own (the Class A Common Stock, the Class B Common Stock and the $5.00 Cumulative Convertible Preferred Stock).

     PLEASE SIGN AND DATE THE ENCLOSED RED STRIPED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. TO AVOID ANY CONFUSION OR UNCERTAINTY, THE COMPANY WILL USE ONLY THE RED STRIPED PROXY CARDS IN DETERMINING WHETHER A QUORUM IS PRESENT AND THE NUMBER OF VOTES CAST. THEREFORE, PLEASE RETURN THE RED STRIPED CARD EVEN IF YOU HAVE PREVIOUSLY RETURNED A PROXY CARD.

     ANY PROXY CARD PREVIOUSLY SUBMITTED WILL HAVE NO EFFECT ON EITHER THE DETERMINATION OF A QUORUM AT THE ANNUAL MEETING OR ANY MATTERS BROUGHT BEFORE THE ANNUAL MEETING. If you have already submitted the proxy card previously sent to you, you must, nevertheless, complete and submit the enclosed red striped proxy card in order for your vote to count. A postage paid envelope has been enclosed for your convenience. Your vote is important no matter how many shares you own. If you are able to attend the meeting, you may revoke your proxy and vote in person if you wish.

April 21, 1999

                                  APPENDIX 1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. Election of Director Nominees: Messrs. Alexander, Black, Dworman, Gottesman,
                                  Krinsly, Kummerfeld, LeFrak, Quicke, Sovern,
                                  Sullivan and Tsai

FOR all nominees   [X]     WITHHOLD AUTHORITY      [X]     *EXCEPTIONS    [X]
listed above               to vote for all nominees
                           listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions _____________________________________________________________

                                         FOR      AGAINST       ABSTAIN
2. Approval of increase in the number    [X]        [X]           [X]
of authorized shares of Class A and
Class B Common Stock (counts as both
separate class vote and combined vote
of all eligible classes).

                                         FOR      AGAINST       ABSTAIN
3. Appointment of Arthur Andersen LLP    [X]         [X]           [X]
as independent auditors for 1999.


            I plan to attend
            the Annual Meeting.      [X]

            Address Change and/or
            Comments Mark Here       [X]

NOTE: Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: __________________________________________, 1999

--------------------------------------------------------
                      Signature(s)

--------------------------------------------------------

(PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.)

VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK. [ ]

------------------------------------------------------------------------------

                               SEQUA CORPORATION

               SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
       ANNUAL MEETING OF STOCKHOLDERS OF SEQUA CORPORATION - MAY 6, 1999

     The undersigned hereby appoints Norman E. Alexander and Stuart Z. Krinsly, or either of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at 270 Park Avenue, Conference Room A, 11th Floor, New York, New York at 11:00 AM and any adjournment or postponement thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

     This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR all nominees in
Item 1 and FOR Items 2 and 3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be signed and dated, on the reverse side.)

                              SEQUA CORPORATION
                              P.O. BOX 11180
                              NEW YORK, N.Y. 10203-0180

                                 APPENDIX 2


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR
                                 ITEMS 2 AND 3.

1.  Election of Director Nominees: Messrs. Alexander, Black, Dworman, Gottesman,
                                   Krinsly, Kummerfeld, LeFrak, Quicke, Sovern,
                                   Sullivan and Tsai

FOR all nominees     [X]    WITHHOLD AUTHORITY         [X]     *EXCEPTIONS   [X]
listed above                to vote for all nominees
                            listed above

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _____________________________________________________________


                                    FOR        AGAINST       ABSTAIN
2. Approval of increase in the      [X]          [X]          [X]
   number of authorized
   shares of Class A and Class
   B Common Stock.

                                    FOR        AGAINST       ABSTAIN

3. Appointment of Arthur            [X]          [X]           [X]
   Andersen LLP as independent
   auditors for 1999.

                         I plan to attend
                         the Annual Meeting.     [X]

                         Address Change and/or
                         Comments Mark Here      [X]

NOTE: Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated:                                            , 1999
       ------------------------------------------

--------------------------------------------------------
                     Signature(s)

--------------------------------------------------------

Votes MUST be indicated
(x) in black or blue ink.     [X]


    (Please sign, date and return this proxy card in the enclosed envelope.)

-----------------------------------------------------------------------------



                               SEQUA CORPORATION


               Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation - May 6, 1999


     The undersigned hereby appoints Norman E. Alexander and Stuart Z. Krinsly, or either of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at 270 Park Avenue, Conference Room A, 11th Floor, New York, New York at 11:00 AM and any adjournment or postponement thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

     This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR all nominees in
Item 1 and FOR Items 2 and 3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be signed and dated, on the reverse side.)

                                     SEQUA CORPORATION
                                     P.O. BOX 11180
                                     NEW YORK, N.Y. 10203-0180